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                                                                    EXHIBIT 99.6

                                  March 7, 1999

BMC Software, Inc.
2101 CityWest Blvd.
Houston, Texas  77042


         Re: Distribution Agreement (the "Distribution Agreement") by and among New Dimension Software Ltd. (the "Company"), Boole & Babbage Europe (the "Distributor") and Boole & Babbage, Inc. ("BBI") dated October 28, 1994, as amended through the date hereof.

Gentlemen:

         In consideration for you entering into that certain Share Purchase and Tender Agreement dated on even date herewith, the Company hereby agrees not to give a Termination Notice to the Distributor in connection with its Business Transaction with you before April 10, 1999.

         In addition, each of the Company and you, on behalf of BBI and the Distributor, agree that as soon as practicable after the consummation of the Business Transaction between you and BBI we shall enter into the Fourth Amendment to the Distribution Agreement, which shall be in substantially the form attached hereto as Exhibit A.

         All terms not otherwise defined herein shall have the same meaning afforded in the Distribution Agreement.


                                     New Dimension Software, Inc.


                                     By: /s/ RONI A. EINAV
                                        ---------------------------------------
                                     Name:   Roni A. Einav
                                          -------------------------------------
                                     Title:  Chairman
                                           ------------------------------------


                                     By: /s/ DAN BARNEA
                                        ---------------------------------------
                                     Name:   Dan Barnea
                                          -------------------------------------
                                     Title:  CEO
                                           ------------------------------------


Agreed and Accepted this
7th day of March, 1999:

BMC Software, Inc.


By: /s/  M. BRINKLEY MORSE
   ----------------------------------
Name:    M. Brinkley Morse
Title:   Senior Vice President


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                                                                       EXHIBIT A

                                FOURTH AMENDMENT
                                       TO
                             DISTRIBUTION AGREEMENT
                      DATED OCTOBER 28, 1994 AS AMENDED ON
                APRIL 24, 1997, OCTOBER 31, 1997 AND MARCH , 1999


This Amendment is made and entered into as of this ____ day of __________, 1999.

                                      Among

                  NEW DIMENSION SOFTWARE LTD.
                  a corporation organized and existing under the laws of Israel with its principal place of business at Bldg. 7, Alaim Industrial Park, P. O. Box 43227, Tel Aviv, Israel 61430 (hereinafter referred to as: the "Company")

                                       and

                  BOOLE & BABBAGE EUROPE
                  a corporation organized and existing under the laws of the Republic of Ireland with its principal place of business at Sadyford Business Centre, Burtonhall Road, Faxrock Dublin 19, Ireland (hereinafter referred to as: the "Distributor")


WHEREAS on October 26, 1994, the Company and the Distributor entered into a distribution agreement (hereinafter: "the 1994 Distribution Agreement") whereby the Distributor was granted exclusive distribution rights in certain territories with respect to certain proprietary Software Products of the Company; and

WHEREAS the 1994 Distribution Agreement has been amended by the Company and Distributor on April 24, 1997 (hereinafter: the "First Amendment"), on October 31, 1997 (hereinafter: the "Second Amendment") and on March ___, 1999 (hereinafter: the "Third Amendment") and the Company, Distributor and Boole & Babbage, Inc., the parent company of Distributor ("Boole"), have entered into that certain letter agreement dated December 22, 1998, which provides for additional agreements between the Company and Distributor with respect to the Company's right to notify Distributor of its termination of the Distribution Agreement in connection with the announcement by BMC Software, Inc. ("BMC") of its acquisition of Boole (the "Letter Agreement"); and


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WHEREAS           the Company and Distributor wish to amend certain provisions of the 1994 Distribution Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Letter Agreement, subject to and in accordance with the provisions and conditions herein.


NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:

1.       Preamble, Schedules and Captions

         The Preamble to this Fourth Amendment constitutes an integral part hereof. This Fourth Amendment's captions are provided for the sake of convenience and shall not be used to construe the provisions hereof.

2. Definition, Terms and Provisions of the 1994 Distribution Agreement, First Amendment, Second Amendment, Third Amendment and the Letter Agreement

         Except as expressly provided for herein, all the definitions, terms and provisions of the 1994 Distribution Agreement, the First Amendment, the Second Amendment, Third Amendment and the Letter Agreement shall apply hereto mutatis mutandis.

3. Sections 7.2 and 7.3 of the 1994 Distribution Agreement are hereby amended to read in their entirety as follows:

         "7.2 The Terminating Party may terminate the Agreement, should it elect to do so at its sole and exclusive discretion, during a period of 10 (ten) months as of the last day of the quarter in which the Triggering Event has occurred (or, in the event of a Business Transaction by the Distributor with BMCS, occurring at any time between the effective date of the Second Amendment (October 31, 1997) and up to December 31, 1999) by giving the other party a written notice of its intention to so terminate the Agreement (hereinafter: the "Termination Notice"); provided, that the Company shall not give a Termination Notice to the Distributor in connection with its Business Transaction with BMC Software before the day first succeeding the termination of BMC Software's tender offer to acquire ordinary shares NIS 0.01 of the Company.

           7.3 If a Termination Notice has been given by the Terminating Party to the other party hereof, the Agreement shall be terminated within 60 days as of the receipt of such Termination Notice (hereinafter the "Effective Termination Date")."

4.       Effective Date

         The effective date of this Fourth Amendment is ______________, 1999.

5.       General


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         5.1      Other than as expressly stated and amended hereinabove the
                  1994 Distribution Agreement as amended in the First Amendment, the Second Amendment and the Third Amendment and the Letter Agreement, and the terms and provisions therein, shall continue to exist and bind the parties and nothing contained herein shall be deemed to derogate from or change the 1994 Distribution Agreement, and the First Amendment, the Second Amendment and the Third Amendment and the Letter Agreement thereof or any of the parties' rights and obligations in accordance therewith other than as expressly provided for herein and in the Letter Agreement. However, should any provision herein contradict any provision of the 1994 Distribution Agreement, the First Amendment, the Second Amendment, the Third Amendment or the Letter Agreement, this Fourth Amendment shall prevail.

         5.2 The provisions contained herein set forth the entire amendment of the 1994 Distribution Agreement as amended in the First Amendment, the Second Amendment and the Third Amendment with respect to the subject matter hereof and supersedes all previous communications, representations or agreements (excluding the Letter Agreement), whether oral or written with respect to the subject matter hereof.

         5.3 Subject to any legal duty to which both parties, being public companies, are subject, the contents and timing of any public announcement or press release regarding this Third Amendment are to be approved in advance by the designated officers of the parties hereto. In case of the Company the designated officer is the Company's Chief Executive Officer and in case of the Distributor the designated officer is the Chief Financial Officer of Boole & Babbage Inc.


IN WITNESS WHEREOF, the parties have executed this Fourth Amendment.



New Dimension Software Ltd.                  Boole & Babbage Europe



By:                                          By:
   ------------------------------               ------------------------------
Name:                                        Name:
     ----------------------------                 ----------------------------
Title:                                       Title:
      ---------------------------                  ---------------------------


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